                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          July 2, 2001 (July 1, 2001)
                          ---------------------------
               Date of Report (Date of Earliest Event Reported)

                              Staff Leasing, Inc..
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

         Florida                        0-28148                       65-0735612
         -------                        -------                       ----------
(State or Other Jurisdiction   (Commission File Number)    (IRS Employer Identification
 of Incorporation)                                         No.)

                             600 301 Boulevard West
                                   Suite 202
                            Bradenton, Florida 34205
                            ------------------------
             (Address of Principal Executive Offices and Zip Code)

                                 (941) 748-4540
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

       As of July 1, 2001, the transfer agent for the common stock of Staff Leasing, Inc. will be the American Stock Transfer and Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038. Shareholders can reach the American Stock Transfer and Trust Company at (800) 937-5449.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Date:  July 2, 2001

                                    STAFF LEASING, INC.

                                    By: /s/ John Panning
                                        --------------------------
                                    Name:  John Panning
                                          ------------------------
                                    Title: Chief Financial Officer
                                           -----------------------